As filed with the Securities and Exchange Commission on March 30, 2001


  CONFIDENTIAL PURSUANT TO RULE 14a-6(e)(2), FOR THE USE OF THE COMMISSION ONLY

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

                     of the Securities Exchange Act of 1934

                                 ---------------

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_|      Confidential, for the use of the Commission only
         (as permitted by Rule 14a-6(e)(2))

                                 ---------------

                            eLEC COMMUNICATIONS CORP.
                (Name of Registrant as Specified in Its Charter)
                     (Name of Person Filing Proxy Statement)

                                 ---------------

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid: $
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                            eLEC COMMUNICATIONS CORP.
                                 543 Main Street
                          New Rochelle, New York 10801

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                March 30, 2001

To the Shareholders of eLEC Communications Corp.:

     Notice is hereby given that the Annual Meeting of Shareholders of eLEC Communications Corp., a New York corporation (the "Company"), will be held at the offices of the Company's headquarters at 543 Main Street, New Rochelle, New York 10801 on Wednesday, May 23, 2001 at 10:00 A.M., local time, for the following purposes:

     1. To elect four (4) directors to the Board of Directors for the ensuing year;

     2. To approve and adopt the Company's 2001 Non-Employee Director Stock Option Plan; and

     3. To consider and act upon such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on Friday, March 23, 2001 will be entitled to vote at the Annual Meeting.

     Whether or not you expect to attend the Annual Meeting, please mark, sign and promptly return the enclosed proxy in the postpaid envelope provided. If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.

                                             Sincerely,

                                             /s/ JOEL DUPRE

                                             JOEL DUPRE
                                             Chairman of the Board
                            eLEC COMMUNICATIONS CORP.
                                 543 Main Street
                          New Rochelle, New York 10801

                                 PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of eLEC Communications Corp., a New York corporation (the "Company"), in connection with the solicitation, by order of the Board of Directors of the Company, of proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, May 23, 2001, at 10:00 A.M., New York City time, at the offices of the Company's headquarters at 543 Main Street, New Rochelle, New York 10801, and at any adjournment or adjournments thereof (the "Annual Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement and the enclosed proxy card were first mailed to shareholders of the Company on or about Friday, March 30, 2001, accompanied by the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2000, and the Company incorporates the contents of such report herein by reference thereto.

     At the Annual Meeting, the following matters will be considered and voted upon:

     1. Election of four (4) directors to the Board of Directors for the ensuing year;

     2. Approval and adoption of the Company's 2001 Non-Employee Director Stock Option Plan; and

     3.   Such other business as may properly come before the meeting.

Voting and Revocation of Proxies; Adjournment

     All of the voting securities of the Company represented by valid proxies, unless the shareholder otherwise specifies therein or unless revoked, will be voted FOR the election of the persons nominated as directors, FOR the other proposal set forth herein, and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting. The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the election of directors and the other proposal set forth above.

     If a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any shareholder has the power to revoke such shareholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

     A plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election is required to elect the director nominees, the approval of the holders of a majority of the total votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve the proposed 2001 Non-Employee Director Stock Option Plan and a majority of the votes cast by the shareholders entitled to vote at the meeting is required to take any other action. In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

Solicitation

     The solicitation of proxies pursuant to this Proxy Statement will be primarily by mail. In addition, certain directors, officers or other employees of the Company may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to directors, officers or other employees of the Company for such services. The total cost of any such solicitation will be borne by the Company and will include reimbursement of brokerage firms and other nominees.

Quorum and Voting Rights

     The Board of Directors of the Company has fixed Friday, March 23, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Common Stock Owned by Directors, Officers and Other Beneficial Owners

     The following table sets forth, as of March 15, 2001, the names, addresses and number of shares of Common Stock beneficially owned by all persons known to the management of the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock, and the names and number of shares beneficially owned by all directors of the Company and all executive officers and directors of the Company as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned):

                                                                         Shares Beneficially    Percent of Outstanding
Name and Address                                                                Owned                 Common Stock
----------------                                                         -------------------    ----------------------
Joel Dupre...........................................................         1,034,668(1)               6.9%
c/o eLEC Communications Corp.
509 Westport Avenue
Norwalk, Connecticut 06851

Geils Ventures LLC..................................................            890,350                  6.0
54 Danbery Road, Suite 38
Ridgefield, Connecticut 06877

Paul H. Riss.........................................................           309,500(2)               2.1

Eric M. Hellige......................................................            75,500(3)                *

                                                                         Shares Beneficially    Percent of Outstanding
Name and Address                                                                Owned                 Common Stock
----------------                                                         -------------------    ----------------------
Jonathan M. Berg ...................................................             31,000(4)                *

All directors and executive officers of the
  Company as a group (four individuals)..............................           450,668                  9.7


------------------
* Less than 1%.

(1) Includes 240,000 shares of Common Stock subject to options that are presently exercisable.

(2) Includes 290,000 shares of Common Stock subject to options that are presently exercisable.

(3) Includes 42,500 shares of Common Stock subject to options and warrants that are presently exercisable. Does not include 60,000 shares of Common Stock subject to options that are presently exercisable held by Pryor Cashman Sherman & Flynn LLP, of which Mr. Hellige is a member, as to which shares Mr. Hellige disclaims beneficial ownership.

(4) Includes 20,000 shares of Common Stock subject to options that are presently exercisable.


                              ELECTION OF DIRECTORS
                                 (Proxy Item 1)

     The Amended and Restated Bylaws of the Company provide that the number of directors of the Company shall be at least three, except that where all the shares are owned beneficially and of record by fewer than three shareholders, the number of directors may be less than three but not less than the number of shareholders. Subject to the foregoing limitation, such number may be fixed from time to time by action of the Board of Directors or of the shareholders, or, if the number of directors is not so fixed, the number shall be five. In April 1998, the Board of Directors fixed the number of directors at six. With the resignation of one director of the Company in August 2000 and the replacement of such director in August 2000, there are two vacancies on the Board of Directors. The Board continues to search for qualified individuals to fill the existing vacancies on the Board. In accordance with the By-Laws of the Company, the remaining vacancies will be filled by the affirmative vote of a majority of the remaining directors who shall serve until their respective successors are duly elected at next year's annual meeting. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

         Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although the directors of the Company have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board of Directors.

Vote Required

     A plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election is required to elect the director nominees.

     The Directors recommend a vote FOR election of each of the nominees listed below. The names of the nominees and information concerning the director nominees and their associations as of March 15, 2001, as furnished by the nominees, follows:

                                  Principal Occupation for Past Five Years and
Name                     Age      Current Public Directorships or Trusteeships
----                     ---      --------------------------------------------
Joel Dupre               47       Director  since  1990;  Chairman  of the Board  since  March  1995;  President  of
                                  OneDotSource  LLC from March 2000 to present;  President of the Sirco  Division of
                                  Interbrand  L.L.C.,  a manufacturer  and  distributor of apparel  accessories  and luggage,  from August 1999 to March 2000;  Chief Executive  Officer of the Company
                                  from March 1995 to August 1999.

Eric M. Hellige          46       Director  since 1995 and  Secretary  of the  Company;  Partner  for more than five years of Pryor Cashman Sherman & Flynn LLP, counsel to the Company.

Paul H. Riss             45       Director since 1995; Chief Executive  Officer of the Company since August 1999 and
                                  Chief  Financial  Officer and Treasurer of the Company since November 1996;  Chief
                                  Financial  Officer of Sequins  International  Inc.,  a  manufacturer  of  sequined fabrics and trimmings, from June 1992 to November 1996.

Jonathan M. Berg         52       Director  since 2000;  Chief  Executive  Officer of  Nighthawk  Partners  Inc.,  a
                                  broker-dealer  engaged  in  equity  fund-raising  for  hedge  funds  and in  other corporate finance activities,  from 1997 to present; Co-Chief Executive Officer of
                                  KB Partners Inc., a hedge fund management company, from 1990 to 1997.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% Shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such reports received by the Company, the Company believes that for the fiscal year 2000, all Section 16(a) filing requirements applicable to its officers, directors and 10% Shareholders were complied with, except for the late filing of a Statement of Change in Beneficial Ownership of Securities on Form 4 by Eric M. Hellige, a director and the Secretary of the Company, and the late filing of an Annual Statement of Beneficial Ownership of Securities on Form 5 by Joel Dupre, the Chairman of the Board of the Company.

Board Meetings and Committees; Management Matters

     The Board of Directors held ten meetings during the fiscal year ended November 30, 2000. Each director attended at least 75% of the Board and Committee meetings of which he was a member during such time as he served as a director. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of New York. No fees are paid to directors for attendance at meetings of the Board.

     The Board of Directors has a Stock Option Committee, which met one time during the fiscal year ended November 30, 2000 and currently consists of Eric M. Hellige and Jonathan M. Berg. The Stock Option Committee has authority to grant options to the Company's executive officers under the 1995 Stock Option Plan. In October 1997, the Board of Directors established an Audit Committee, which met one time during the fiscal year ended November 30, 2000. The Board of Directors does not have standing nominating or compensation committees or, except in the case of the grant of stock options by the Stock Option Committee, any committee performing similar functions.

     The Company has an Audit Committee composed of Jonathan M. Berg, Eric M. Hellige and Joel Dupre. The audit committee members are independent directors as defined by Nasdaq, except that Mr. Dupre qualifies as an audit committee member under a limited exemption. Mr. Dupre does not meet the independence requirements of Nasdaq because he was employed by the Company until August 1999. To be considered independent, the Company's employment of a board member cannot be within the last three years. Under a limited exemption, he is allowed to serve on the audit committee with two other independent directors. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

Report of the Audit Committee

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the consolidated financial statements to ensure that those statements were prepared in accordance with generally accepted accounting principles and report thereon to the Board of Directors of the Company. The Audit Committee reviews and monitors these processes.

     Within this framework, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. Management of the Company has affirmed to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent auditors those matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380).

     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has also discussed with the independent auditors, the auditor's independence from management and the Company. In connection with the new standards for independence of the Company's independent auditors promulgated by the Securities and Exchange Commission, the Audit Committee has undertaken to consider whether the provision of any non-audit services (such as internal audit assistance and tax-related services) by the Company's independent auditors is compatible with maintaining the independence of the independent auditors when the independent auditors are also engaged to provide non-audit services.

     The Audit Committee also discussed with the Company's independent auditors the overall scope and plans for their audit, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended November 30, 2000.

                                        Audit Committee

                                        Jonathan M. Berg, Chairman
                                        Joel Dupre, Member
                                        Eric M. Hellige, Member

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Mr. Paul H. Riss, the Chief Executive Officer of the Company, and to Mr. Joel Dupre, the Chairman of the Board and former Chief Executive Officer of the Company (collectively referred to as the "Named Executives"). No other executive officer of the Company received more than $100,000 in compensation during fiscal 2000.

                               Compensation Table

                                                                                                     Long-Term
                                        Annual Compensation                                      Compensation Awards
                                        -------------------                                      -------------------
Name and                       Fiscal                                  Other Annual                             All Other
Principal Position              Year      Salary($)      Bonus($)      Compensation ($)       Options(#)       Compensation
------------------             ------     ---------      --------      ----------------       ----------       ------------
Paul H. Riss(1)                2000        $150,000      $10,225             None               400,000           None
  Chief Executive Officer,     1999         121,492        None              None               150,000           None
  Chief Financial Officer      1998         120,833        None              None                50,000           None
  and Treasurer

Joel Dupre                     2000               -        None              None                 None            None
  Chairman of the Board        1999         133,000        None              None               150,000           None
  and former Chief             1998         223,323        None              None                50,000           None
  Executive Officer

-----------------

(1) Mr. Riss has been Chief Financial Officer and Treasurer of the Company since November 1996 and was appointed Chief Executive Officer of the Company in August 1999.

Stock Option Grants

     The following table sets forth individual grants of stock options and stock appreciation rights ("SARs") made by the Company during fiscal 2000 to each of the Named Executives.

                      Option/SAR Grants In Last Fiscal Year

                                                                                            Potential Realizable Value
                                                                                            at Assumed Annual Rates of
                                                                                             Stock Price Appreciation
                              Number of     Percent of Total                                       For Option
                             Securities       Options/SARs                                           Term(3)
                             Underlying        Granted to       Exercise or                 --------------------------
                            Options/SARs      Employees in      Base Price     Expiration
          Name               Granted(1)      Fiscal Year(2)      ($/Share)        Date          5%($)         10%($)
          ----               ----------      --------------      ---------        ----          -----        -------
Paul H. Riss...............  400,000(4)           22.3%            1.41         10/5/05        155,664       344,604

------------------

(1)  No SARs were granted by the Company in fiscal 2000.

(2) In fiscal 2000, the Company granted to employees options to purchase an aggregate of 1,795,500 shares.

(3) The amounts shown in these two columns represent the potential realizable values using the options granted and the exercise price. The assumed rates of stock price appreciation are set by the Commission's executive compensation disclosure rules and are not intended to forecast the future appreciation of the Company's Common Stock.

(4) Options become exercisable on a quarterly basis only if the Company exceeds certain revenue targets.

Stock Option Exercises

The following table contains information relating to the exercise of the Company's stock options by the Named Executives in fiscal 2000, as well as the number and value of their unexercised options as of November 30, 2000.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                              Number of Securities              Value of Unexercised
                                                         Underlying Unexercised Options         In-the-Money Options
                               Shares                       at Fiscal Year-End(#)(1)          at Fiscal Year-End ($)(2)
                             Acquired on      Value      ------------------------------     -----------------------------
Name                        Exercise (#)   Realized($)   Exercisable      Unexercisable     Exercisable     Unexercisable
----                        ------------   -----------   -----------      -------------     -----------     -------------
Paul H. Riss                   14,500        $10,005         290,000          400,000             -                -
Joel Dupre                        -             -            310,000             -                -                -

-----------------

(1) The sum of the numbers under the Exercisable and Unexercisable column of this heading represents each Named Executive's total outstanding options to purchase shares of Common Stock.

(2) The dollar amounts shown under the Exercisable and Unexercisable columns of the heading represent the number of exercisable and unexercisable Company options, respectively, that were "In-the-Money" on November 30, 2000, multiplied by the difference between the closing price of the Common Stock on November 30, 2000, which was $0.8125 per share, and the exercise price of the Company options. For purposes of these calculations, In-the-Money options are those with an exercise price below $0.8125 per share.

Board of Directors Compensation

     The Company does not currently compensate directors for service on the Board of Directors. On March 20, 2001, the Board of Directors adopted, subject to shareholder approval, a Non-Employee Director Stock Option Plan (the "Plan"). Under the Plan, each non-employee Director will be granted a nonstatutory option to purchase 10,000 shares of Common Stock on the date on which he or she is elected, re-elected or appointed to the Board of Directors of the Company. Options granted pursuant to the Plan will vest in full on the one year anniversary of the grant date, provided the non-employee Director is still a director of the Company at that time. The exercise price granted under the Plan is 100% of the fair market value per share of the Common Stock on the date of grant as reported on the Nasdaq SmallCap Market. The proposed terms of the Plan is more fully describe under Proxy Item 2.

Employee Retirement Plan

     In June 1995, the Board of Directors of the Company determined to discontinue benefit accruals under the Company's tax qualified Employee Retirement Plan (the "Retirement Plan"). Pursuant to action taken by the Board of Directors at such time, benefits ceased to accrue for all active participants under the Retirement Plan on June 30, 1995. The Retirement Plan is administered by the Board of Directors.

     Each of the Company's United States-based employees was eligible to participate in the Retirement Plan. However, effective as of July 1, 1995 and in connection with the Board's action, the Retirement Plan was amended to provide that no additional eligible employees may participate in the Retirement Plan and accrue benefits thereunder. The following table discloses estimated annual benefits payable upon retirement in specified compensation and years of service classification.

                         Projected Benefit at Retirement
                         -------------------------------

                                  Years of Service
-----------------------------------------------------------------------------
                   15        20         25          30           35
-----------------------------------------------------------------------------
 Salary(1)
 ---------
 $ 20,000      $  3,750   $ 5,000    $ 6,250    $  7,500    $   8,750
   25,000         4,625     6,250      7,313       9,375       10,938
   30,000         5,625     7,500      9,375      11,250       13,125
   35,000         6,563     8,750     10,938      13,125       15,313
   40,000         7,500    10,000     12,500      15,000       17,500
   50,000         9,980    12,604     15,625      18,750       21,875
   75,000        17,105    22,104     26,948      31,986       37,249
  100,000        24,730    31,604     38,873      46,236       53,874
  125,000        31,355    41,104     50,698      60,406       70,499
  150,000(2)     38,480    50,004     62,573      74,736       87,124
  175,000        45,605    60,104     74,448      88,986      103,749
  200,000        52,730    69,604     86,323     103,236      120,374(3)

-----------------

(1) The annual benefits shown in the Table are integrated with Social Security benefits and there are no other offsets to benefits.

(2) In general, Section 401(a)(17) of the Internal Revenue Code provides that compensation used for computing benefits under a tax-qualified employee pension plan cannot exceed $170,000 (as adjusted).

(3) Under current law, the maximum annual benefit payable under the Retirement Plan cannot exceed $135,000 (as adjusted).

     The Retirement Plan is funded by the Company on an actuarial basis, and the Company continues to contribute annually the minimum amount required to cover the normal cost for current service and to fund supplemental costs, if any, from the date each supplemental cost was incurred. Contributions were intended to provide for benefits attributed to service to date, and also for those expected to vest in the future. Based on the assumptions used in the actuarial valuation, the Company must contribute approximately $16,000 for the current plan year starting on July 1, 2000.

     The estimated credited years of service for each of the Named Executives is as follows: Joel Dupre (12 years) and Paul H. Riss (none).

     Benefits are computed on the basis of a straight-life annuity. Benefits under the Retirement Plan are integrated with Social Security benefits.

     The Retirement Plan will continue to comply with the applicable sections of the Internal Revenue Code, the Employee Retirement Income Security Act, and applicable Internal Revenue Services rules and regulations. In accordance with the terms of the Retirement Plan, distributions will continue to be made to retired and terminated employees who are participants in the Retirement Plan.

Comparison of Five-Year Cumulative Total Return

     During the period December 1995 to November 30, 1999, the Company's business activities primarily fell within the standard industrial classification code 513 (apparel, piece goods and notions). Following the disposition by the Company of substantially all of its luggage division in August 1999, the Company's business activities primarily fall within the standard industrial classification code 4813 (telephone communications).

     The graph set forth below compares the cumulative total shareholder return on the Common Stock for the period commencing December 1, 1995 and ending November 30, 2000 against the cumulative total return on the Nasdaq Stock Market Index and a peer group comprised of those public companies whose business activities fall within the same standard industrial classification code as the Company during such period (4813) and whose stock has been publicly traded for at least five years. This graph assumes a $100 investment in the Common Stock and in each index on December 1, 1995 and that all dividends paid by companies included in each index were reinvested.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG ELEC COMMUNICATIONS CORP.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX


                       [TOTAL RETURN GRAPH APPEARS HERE]


                               1995    1996    1997     1998    1999    2000
                              ------  ------  ------   ------  ------  ------
ELEC COMMUNICATIONS CORP.     100.00  161.11  288.89    86.12  200.00   72.27
SIC CODE INDEX                100.00   99.97  130.02   180.40  283.25  175.42
NASDAQ MARKET INDEX           100.00  124.07  154.11   190.51  312.01  259.11

Report on Executive Compensation

     The Board of Directors determines the compensation of the Chief Executive Officer and sets policies for and reviews with the Chief Executive Officer the compensation awarded to the other principal executives. The compensation policies utilized by the Board of Directors are intended to enable the Company to attract, retain and motivate executive officers to meet Company goals using appropriate combinations of base salary and incentive compensation in the form of stock options. Generally, compensation decisions are based on contractual commitments, if any, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. During the fiscal year ended November 30, 2000, Paul H. Riss was the sole executive officer of the Company.

     Salaries. Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the Company's industry. The Company believes that its salaries are below average as compared to its competitors. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, particularly with respect to the ability to manage growth of the Company, the length of the executive's service to the Company and any increased responsibilities assumed by the executive.

     Stock Incentives. Stock incentives may be granted under the 1995 Stock Option Plan, as amended, by the Board of Directors or the Stock Option Committee, in their sole discretion, to officers and employees of the Company to reward outstanding performance during the prior fiscal year and as an incentive to continued outstanding performance in future years. In evaluating the performance of officers and employees other than the Chief Executive Officer, the Stock Option Committee consults with the Chief Executive Officer and others in management, as applicable. In an effort to attract and retain highly qualified officers and employees, stock incentives may also be granted by the Stock Option Committee, at its sole discretion, to newly-hired officers and employees as an inducement to accept employment with the Company.

     Compensation of Chief Executive Officer. Paul H. Riss, the Chief Executive Officer of the Company, assumed the duties of Chief Executive Officer, in addition to his duties as Chief Financial Officer and Treasurer, in September 1999 following the sale by the Company in August 1999 of substantially all of the assets of the Company's luggage division. Mr. Riss' compensation for fiscal 2000 was $150,000 per annum. In an effort to incent Mr. Riss to grow the telecommunications business of the Company and to further align the compensation of Mr. Riss with the interests of shareholders, in September 1999 and in October 2000, the Board of Directors granted incentive stock options to Mr. Riss that will vest only upon the Company's achievement of certain revenue goals.

Board  of  Directors  Interlocks  and  Insider   Participation  in  Compensation
Decisions

     The following members of the Board of Directors were officers of the Company or a subsidiary of the Company during the fiscal year ended November 30, 2000: Eric M. Hellige and Paul H. Riss. Such members participated in deliberations of the Company's Board of Directors concerning executive officer compensation during the fiscal year ended November 30, 2000.

Significant Employees

The  names  of  certain  significant  employees,   their  ages  and  information
concerning their associations as of March 15, 2001 are set forth below.

                  Principal Occupation for Past Five Years and

Name                  Age     Current Public Directorships or Trusteeships
----                  ---     --------------------------------------------
Kenth Astrom          40      Director  of  Development,  joined the Company in November  1999.  Mr.  Astrom oversees a group of programmers  in  development  of a  proprietary,  internal billing system. Mr. Astrom was the Group IT Director and Vice-President of the
                              Sales and  Marketing  division  at RCS USA Inc.,  a  software  house  based in
                              England, from August 1997 to October 1999.

Henry Azer            44      Chief Technology Officer,  joined the Company in August 1998. Mr. Azer was the
                              President  and founder of WebQuill  Internet  Services  LLC  ("Webquill"),  an
                              Internet  service provider which the Company acquired in August 1998. Prior to founding WebQuill, Mr. Azer served as Vice President--North American Technical
                              Business  Operations for Reuters America and served on the RAM Strategic Board of Executives for 5 years.

Patrick Freeman       34      Vice  President,  Wholesale  Services,  joined the Company in March 2000.  Mr.
                              Freeman oversees  automation and management of billing,  network  provisioning and customer care functions and manages the wholesale  services  function.  In
                              June 1990, Mr. Freeman joined  Information and Telephone Services Inc. ("ITS")
                              and became a Vice President of Operations  and major  shareholder in 1992. Mr.
                              Freeman founded Telecom Software  Solutions in 1998 which the Company acquired in March 2000.

Michael Klein         31      Vice President of Sales and Marketing, joined the Company in October 2000. Mr.
                              Klein is responsible for managing internal call center operations and internal and external marketing.  Mr. Klein co-founded Line-One,  Inc. ("Line-One"),  a telemarketing company, in 1995, which the Company acquired in October 2000.

Michael Lagana        66      Vice President of the Commercial Division, joined the Company in January 2000.
                              Mr.  Lagana  founded  Telecarrier  Services,  Inc.  ("TSI")  in 1992  which the Company acquired in January  2000.  Prior to founding  TSI, Mr.  Lagana served as Vice-Chairman of JWP Information Systems, Inc.

Wesly Minella         35      Vice  President  of  Operations,  joined the Company in  September  1999.  Mr.
                              Minella supervises the provisioning and customer care operations.  Mr. Minella is a former member of the Board of Directors and former  officer of Access One
                              Communications, Inc.

Garry Simpson         33      Vice  President of Information  Technology,  joined the Company in April 2000.
                              Mr.  Simpson is responsible  for strategic  short- and long-range IT planning, managing the development and maintenance teams for corporate computer systems, and the  development of business  operations.  Mr. Simpson was the Information
                              Systems  Director for Ventiv  Health  Communications  ("Ventiv")  from 1999 to
                              2000. Mr. Simpson served as the Manager at Clinical  Communications Group from
                              1997 until it was acquired by Ventiv in 1999.  From 1994 to 1997,  Mr. Simpson was the Director of Operations for SoundTree Educational Marketing Systems.

Ross Weinberg         31      Vice President of Sales and Marketing, joined the Company in October 2000. Mr.
                              Weinberg is  responsible  for managing  internal  call center  operations  and internal and external  marketing.  Mr. Weinberg  co-founded  Line-One in 1995, which the Company acquired in October 2000.

Certain Relationships and Related Transactions

     Mr. Riss was a member of the Board of Directors of RiderPoint, Inc., which was an affiliate of the Company during fiscal year 2000. The Company disposed of its interest in RiderPoint, Inc. on February 2, 2001 and Mr. Riss resigned from the Board of Directors of RiderPoint, Inc. in conjunction with such disposition.

     Eric M. Hellige, a director of the Company, is a member of Pryor Cashman Sherman & Flynn LLP, counsel to the Company ("Pryor Cashman"). Fees paid by the Company to Pryor Cashman for legal services rendered during the fiscal year ended November 30, 2000 did not exceed 5% of such firm's or the Company's revenues.

     Joel Dupre, the Chairman of the Board of Directors, is the President of OneDotSource LLC. The Company purchased approximately $92,000 of goods from OneDotSource LLC during fiscal 2000.

     The  Company  believes  that  all  purchases  from  or  transactions   with
affiliated parties were on terms and at prices substantially similar to those available from unaffiliated third parties.

          ADOPTION OF THE 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                 (Proxy Item 2)

     On March 20, 2001, the Company's Board of Directors adopted, subject to shareholder approval, the 2001 Non-Employee Director Stock Option Plan (the "Plan").

The Plan

     The purpose of the Plan is to obtain and retain the services of qualified persons who are not full-time employees of the Company to serve as directors of the Company (a "Non-Employee Director" or "Optionee"), and to demonstrate the Company's appreciation for their service on its Board of Directors.

Administration

     The Plan shall be administered by the Board of Directors and provides for grants of options to be made in two ways. Each Non-Employee Director is automatically granted an option to purchase 10,000 shares of Common Stock on the Effective Date of the Plan (as defined in Section 7 of the Plan), and an option to purchase 10,000 shares of Common Stock on the first business day following each annual meeting of shareholders of the Company.

Authority of the Board of Directors

     The Board of Directors has the authority, in its discretion, to: (i) delegate any or all of its authority, powers and discretion under the Plan to a committee of the Board of Directors; (ii) re-vest any or all such authority, powers and discretion in itself at any time; (iii) construe the Plan; (iv) determine all questions under the Plan; and (v) adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

Terms and Conditions of Options

     Each option will be evidenced by a Non-Employee Director Option Agreement between the Company and the Optionee entered into as soon as practicable after the grant of an option under the Plan, and shall be subject to the following additional terms and conditions:

     Exercise Price. The exercise price of options granted under the Plan is 100% of the fair market value per share of the Common Stock on the date of the grant. The exercise price per share will be subject to adjustment in accordance with the provisions of the Plan (See "Adjustments of Numbers of Shares" below). Any adjustment or determination made by the Board of Directors shall be conclusive. For purposes of the Plan, as long as the Common Stock is listed on a Nasdaq SmallCap Market, the fair market value of a share of the Common Stock on any date shall be the closing sale price of such a share based on actual transactions on the Nasdaq SmallCap Market on such date, or, if there is no such closing sale price on such date, the closing sale price of such a share on the last preceding date on which there was such a closing sale price.

     Vesting; Term of Option. Each option granted under the Plan (i) shall vest and become fully exercisable on the one year anniversary of the grant date, provided that the Non-Employee Director has continued to serve as a Non-Employee Director during such one-year period; and (ii) subject to the preceding clause
(i), shall be exercisable for a period of five (5) years from the grant date. If the Non-Employee Director should cease to serve as a director prior to the vesting of an option by reason of death or disability (of which the Board shall be the judge), each option granted under the Plan shall be exercisable in full on or after the date that the Non-Employee Director ceases to serve as a director.

     Termination of Directorship. If an Optionee's status as a director terminates by reason of the death or permanent disability (of which the Board shall be the sole judge) then all options held by the Optionee under the Plan expire twelve (12) months after the Optionee ceases to be a director of the Company; or (ii) six (6) months after the Non-Employee Director ceases to be a director of the Company for any reason other than mentioned in (i) above.

     Transferability. Options granted under the Plan are not transferable by the Non-Employee Director other than to permitted transferees (as defined in Section 4(d) of the Plan), or other than by will or, if the Optionee dies, the laws of descent and distribution of the state or domicile at the time of the Non-Employee Director's death, and may be exercised during the Optionee's lifetime only by the Optionee, a Permitted Transferee, or by the Permitted Transferee's guardian or legal representative.

     Change in Control. In the event of a Change In Control, all outstanding stock options will automatically become fully exercisable. The term "change in control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board that occurs as follows:

     o any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than the Company, any of its subsidiaries, or any employee benefit plan sponsored by the Company or any of its subsidiaries, becomes the beneficial owner of thirty percent (30%) or more of the Common Stock issued and outstanding immediately prior to such acquisition;

     o a tender offer (for which a filing has been made with the Commission that purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding Commission rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in case of a tender offer described in this paragraph (ii), the change in control will be deemed to have occurred upon the first to occur of: (x) any time during the offer when the person (using the definition in (i) above) making the offer owns or has accepted for payment stock of the Company with thirty percent (30%) of the total voting power of the Company's stock or (y) three business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with thirty percent (30%) or more of the total voting power of the Company's stock when the offer terminates;

     o individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board of Directors following the election; or

     o the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than thirty percent (30%) of the voting power of the surviving or acquiring corporation.

For purposes hereof, a person will be deemed to be the beneficial owner of any voting securities of the Company which it would be considered to beneficially own under Rule 13d-3 of the Exchange Act (or any similar or superseding statute or rule) from time to time in effect.

     Other Provisions. The director option agreement may contain other terms, provisions and conditions not inconsistent with the Plan terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

Adjustments of Number of Shares

     In the event that a dividend or stock split hereinafter shall be declared upon the Common Stock of the Company payable in shares of Common Stock of the Company, the number of shares of Common Stock then subject to any outstanding option under the Plan and the number of shares as to which an option is to be granted to any Non-Employee Director under Section 2 of the Plan shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or stock split. In the event that the outstanding shares of the Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company whether through reorganization, recapitalization or reclassification, then there shall be substituted for each share of Common Stock subject to or to be subject to any such option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.

     In the event there shall be any change, other than as set forth above, in the number or kind of outstanding shares of Common Stock of the Company or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then the Board shall make such adjustment, if any, as it deems equitable in the number and/or kind of shares or other securities subject to outstanding options or subject to options to be granted under the Plan. In the case of any such substitution or adjustment, the exercise price for each share covered thereby prior to such substitution or adjustment shall be the exercise price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to the Plan. No adjustment or substitution shall require the Company to sell a fractional share, and the total substitution or adjustment with respect to each option shall be limited accordingly.

Amendment and Termination of the Plan

     The Board may amend, suspend or terminate the Plan at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Plan to the extent necessary to comply with applicable laws or regulations. No such action by the Board or shareholders may alter or impair any option previously granted under the Plan without the consent of the Optionee.

Federal Income Tax Consequences

     The Company has been advised that non-qualified stock options rights granted under the Plan are subject to the following Federal income tax treatment:

     Non-qualified stock options granted under the Plan do not result in any income to the Optionee at the time of grant or any tax deduction to the Company at that time. Upon exercise of a non-qualified option, the excess of the fair market value of the Common Stock acquired (determined at the time of exercise) over its cost to the Optionee (i) is taxable to the Optionee as ordinary income and (ii) is deductible by the Company, subject to general rules relating to the reasonableness of compensation; and the Optionee's tax basis for the shares is the fair market value at the time of exercise.

     Gain or loss recognized upon disposition of shares acquired pursuant to the exercise of a non-qualified option will generally be reportable as short- or long-term gain or loss depending on the length of time the shares were held by the Optionee as of the date of disposition.

Vote Required

     The proposed adoption of the Plan will become effective only upon approval a majority of the total votes cast on the proposal in person or by proxy.

     The Board of Directors recommends a vote FOR approval of the proposed 2001 Non-Employee Director Stock Option Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Nussbaum Yates & Wolpow, P.C. ("Nussbaum"), served as the Company's independent public accountants for the fiscal year ended November 30, 2000. A representative of Nussbaum is expected to attend the Annual Meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from shareholders.

     Audit Fees. Nussbaum billed the Company $75,000 for the independent audit of the Company's annual financial statements for fiscal 2000 and for the review of the financial statements contained in the Company's quarterly reports on Form 10-Q.

     Other Fees. Nussbaum billed the Company $30,210 for all other fees for professional services rendered for the most recent fiscal year, which included the preparation of the Company's consolidated tax return and sundry other matters.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended for presentation at the 2002 Annual Meeting of Shareholders and intended to be included in the Company's Proxy Statement and form of proxy relating to that meeting must be received at the offices of the Company by February 2, 2002.

                                 OTHER BUSINESS

     Other than as described above, the Board of Directors knows of no matters to be presented at the Annual Meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this Proxy Statement do properly come before the meeting or any adjournment thereof.

                                  ANNUAL REPORT

     The Company's Annual Report on Form 10-K for the year ended November 30, 2000, including financial statements, is being mailed herewith. If, for any reason you do not receive your copy of the Report, please contact Mr. Paul H. Riss, Chief Executive Officer, eLEC Communications Corp., 543 Main Street, New Rochelle, New York 10801, and another will be sent to you.

                                        By Order of the Board of Directors,

                                        /s/ JOEL DUPRE

                                        JOEL DUPRE,
                                        Chairman of the Board




Dated:   March 30, 2001
         New Rochelle, New York

                                                                  Appendix A
                                                                  ----------




                eLEC COMMUNICATIONS CORP. AUDIT COMMITTEE CHARTER

                                     PURPOSE
                                     -------

     There shall be an Audit Committee (the "Committee") of the Board of Directors (the "Board") of eLEC Communications Corp., a New York corporation (the "Company"). The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities, primarily through: 1) overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls; and 2) monitoring the independence and performance of the Company's outside auditors.

                            COMPOSITION AND MEETINGS
                            ------------------------

     The Committee shall have at least three (3) members at all times, each of whom must be independent of management and the Company; provided, however, the Committee may include one non-independent director until such time as three qualified independent directors serve as members of the Board. Members of the Committee shall be considered independent if: 1) in the sole discretion of the Board, it is determined that they have no relationship that may interfere with the exercise of their independent judgment; and 2) they meet the Nasdaq rules regarding independence of audit committee members. Members of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall: 1) be replaced by the Board; 2) resign from the Committee; or 3) resign from the Board. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements or be able to do so within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise.

     The Committee shall meet as frequently as circumstances dictate, but no less than four times annually. The Board shall name a chairperson of the Committee. A majority of the members of the Committee shall constitute a quorum.

                    LIMITATION ON COMMITTEE RESPONSIBILITIES
                    ----------------------------------------

     The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out its purpose, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work. The Committee's specific responsibilities are as follows:

                                     GENERAL
                                     -------

     1. The Committee shall have the power to conduct or authorize investigations into any matters consistent with its purpose. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities.

     2. The Committee shall report through its chairperson to the Board following the meetings of the Committee.

     3.  The   Committee   shall   review  this   charter  and  the  powers  and
responsibilities of the Committee at least annually and report and make recommendations to the Board with respect to these powers and responsibilities.

     4. The Committee shall maintain minutes or other records of meetings and activities of the Committee.


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     5. The Committee  shall prepare annual  Committee  reports for inclusion in the proxy statements for the Company's annual meetings, as required by rules promulgated by the Securities and Exchange Commission (the "SEC").

     6. The Committee shall, in addition to the performance of the duties described herein, undertake such additional duties as may from time to time be delegated to it by the Board.

                      INTERNAL CONTROLS AND RISK ASSESSMENT
                      -------------------------------------

     1. The Committee shall consider and review with management and the outside auditors the effectiveness of or weaknesses in the Company's internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls.

     2. The Committee shall obtain from the outside auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient.

                                 OUTSIDE AUDITOR
                                 ---------------

     1. The outside auditors are ultimately accountable to the Board and the Committee, as the representatives of the shareholders. The Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). In this regard, the Committee shall recommend to the Board the outside auditor to be nominated.

     2. The Committee shall confer with the outside auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the Company's annual audit plans; direct the special attention of the outside auditors to specific matters or areas deemed by the Committee or the outside auditors to be of special significance; and authorize the outside auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

     3. The Committee shall receive from the outside auditor on a periodic basis a formal written statement delineating all relationships between the outside auditor and the Company, consistent with applicable standards. The statement shall include a description of all services provided by the auditor and the related fees. The Committee shall review costs of all audit and other services performed by the outside auditors.

     4. The Committee shall take, or recommend that the Board take, appropriate action to monitor the independent status of the outside auditors.

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

                               FINANCIAL REPORTING
                               -------------------

     1. The Committee shall review and discuss with the outside auditors and management the Company's audited annual financial statements that are to be included in the Company's Annual Report on Form 10-K and the outside auditors' opinion with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof; and determine whether to recommend to the Board that the financial statements be included in the Company's Form 10-K for filing with the SEC.

     2. The Committee shall review and discuss with the outside auditors and management, and require the outside auditors to review, the Company's interim financial statements to be included in the Company's Quarterly Reports on Form 10-Q prior to the filing thereof with the SEC.

     3. The Committee shall review the existence of significant estimates and judgements underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves and the Company's accounting principles.

                              COMPLIANCE WITH LAWS
                              --------------------

     1. The Committee shall review with the Company's counsel and others any legal, tax or regulatory matters that may have a material impact on the Company.

     2. The Committee shall periodically review the rules promulgated by the SEC and Nasdaq relating to the qualifications, activities, responsibilities and duties of audit committees and shall take, or recommend that the Board take, appropriate action to comply with such rules.


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